UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
______________________
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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under 240.14a-12
Tradeweb Markets Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Your Vote Counts!
TRADEWEB MARKETS INC. 2024 Annual Meeting Vote by May 9, 2024 11:59 PM ET

TRADEWEB MARKETS INC. 1177 AVENUE OF THE AMERICAS NEW YORK, NY 10036

V30599-p05216

You invested in TRADEWEB MARKETS INC. and it's time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 10, 2024.
Get informed before you vote
View the Annual Report and Notice & Proxy Statement online OR you can receive a free paper or email copy of the proxy material(s) by requesting such copy prior to April 26, 2024. If you would like to request a copy of the proxy material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2)
call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy of the proxy materials.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users	Vote Virtually at the Meeting*
Point your camera here and vote without entering a control number	May 10, 2024
9:00 AM (Eastern Time)

Virtually at: www.virtualshareholdermeeting.com/TW2024

*Please check the meeting materials for any special requirements for meeting attendance.
V1.1
Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT
This is an overview of the more complete proxy materials, which contain important information and are available on the Internet.
We encourage you to access and review the proxy materials
before voting. Please follow the instructions on the reverse side to vote on these important matters.

Voting Items		Board Recommends
1.	Election of Directors

	Nominees:	For All

01)Jacques Aigrain 02)Balbir Bakhshi 03)Paula Madoff 04)Thomas Pluta
2.	Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.	For
3.	To approve, on an advisory basis, the compensation of our named executive officers.	For
4.	To determine, on an advisory basis, the frequency of future advisory votes on the compensation of our named executive officers.	Year
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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